Litigation	12 Months Ended
Oct. 31, 2011
Litigation [Abstract]
Litigation
26.	Litigation

During fiscal 2009, the Company was served with a Complaint related to repeat study and mitigation costs of $10 million and lost profits of $70 million. This action relates to certain bioequivalence studies carried out by the Company's former MDS Pharma Services business unit at the Montreal, Canada facility from January 1, 2000, to December 31, 2004. The Company maintains reserves in respect of repeat study costs as well as errors and omissions insurance. Nordion has assessed this claim and has accrued amounts related to the direct costs associated with the repeat study costs in the FDA provision (Note 11). No specific provision has been recorded related to the claim for lost profit, other than insurance deductible liabilities included in accrued liabilities. The Company has filed an Answer and intends to vigorously defend this action.

During fiscal 2009, the Company was served with a Statement of Claim related to repeat study and mitigation costs of $5.0 million
(C$5 million) and loss of profit of $30.1 million (C$30 million). This action relates to certain bioequivalence studies carried out by the Company's former MDS Pharma Services business unit at the Montreal, Canada facility from January 1, 2000, to December 31, 2004. The Company maintains reserves in respect of repeat study costs as well as errors and omissions insurance. Nordion has assessed this claim and has accrued amounts related to the direct costs associated with the repeat study costs in the FDA provision (Note 11). No specific provision has been recorded related to the claim for lost profit, other than insurance deductible liabilities included in accrued liabilities. The Company has filed a Statement of Defence and intends to vigorously defend this action.

The Company is involved in an arbitration related to the MAPLE Facilities and an associated lawsuit with AECL and the Government of Canada.  AECL and the Government of Canada unilaterally announced in fiscal 2008 their intention to discontinue the development work on the MAPLE Facilities.  At the same time, AECL and the Government of Canada also publicly announced that they would continue to supply medical isotopes from the current NRU reactor, and would pursue a license extension of the NRU reactor operations past the expiry date, at the time, of October 31, 2011.  On July 8, 2008, Nordion served AECL with a notice of arbitration proceedings seeking an order to compel AECL to fulfill its contractual obligations under an agreement entered into with AECL in February 2006 (the 2006 Agreement) to complete the MAPLE Facilities and, in the alternative and in addition to such order, seeking significant monetary damages.  In the lawsuit, Nordion is claiming $1.6 billion (C$1.6 billion) in damages from AECL and the Government of Canada. Nordion's current emphasis is on arbitration proceedings which continue broadly along the planned schedule. Due to changes in scheduling, the Company now expects hearings for the arbitration to extend into the second quarter of fiscal 2012 and expects a decision from the panel thereafter.  Under the arbitration provisions, the parties have limited appeal rights as to matters of law.  In addition to the legal proceedings initiated by Nordion against AECL and the Government of Canada, the Company is currently exploring supply alternatives to mitigate the lack of supply from AECL, for both the long-term supply of reactor-based medical isotopes and isotopes produced by other modalities.  The Company has also urged the Government of Canada and AECL to consult with international experts and obtain their assistance toward activating the MAPLE Facilities project.